UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

Clene Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39834	85-2828339
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 676 9695

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value US$0.0001 per share	CLNN	The Nasdaq Stock Market LLC
Warrants, to acquire one-half of one share of Common Stock for $11.50 per share	CLNNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2021, the stockholders of Clene Inc. (the “Company”) approved an amendment to the Amended and Restated Certificate of Incorporation (the “Certificate”) to increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000.

The foregoing description of the amendment to the Certificate does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Clene Inc. was held on May 18, 2021. At the Annual Meeting, the Company’s stockholders voted on the following three proposals and cast their votes as described below.

1. The following nominees were elected to serve as Class I directors until the expiration of their three-year term at the annual meeting of stockholders in 2024 and until their successors are duly elected and qualified, based upon the following votes:

	For	Against	Abstained	Broker Non-Vote
Fiona Costello, M.D.	47,303,938	–	562	2,604,577
Jonathon T. Gay	47,302,820	–	1,680	2,604,577
Reed N. Wilcox	47,301,620	–	2,880	2,604,577

2. The Second Amended and Restated Certificate of Incorporation of the Company was adopted, thus increasing the number of authorized shares of Common Stock to 150,000,000, based upon the following votes:

For	Against	Abstained	Broker Non-Vote
49,763,481	139,169	6,427	–

3. The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2021 was ratified based upon the following votes:

For	Against	Abstained	Broker Non-Vote
49,891,045	945	17,087	–

Item 8.01 Other Events.

On May 19, 2021, the Company issued a press release announcing the appointment of David J. Matlin as Chairman of the Board of Directors. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Second Amended and Restated Certificate of Incorporation of Clene Inc.
99.1	Press Release dated May 19, 2021 announcing the appointment of David J. Matlin as Chairman of the Board

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clene Inc.

Date: May 19, 2021	By:	/s/ Robert Etherington
Robert Etherington
President, Chief Executive Officer and Director

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